TO BE EFFECTIVE AT 4:00 P.M., CENTRAL TIME, ON AUGUST [11], 2016 (THE

“EFFECTIVE TIME”)

BMO FUNDS, INC.

AMENDMENT NO. 47

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Sections 180.1002 and 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to (i) redesignate and convert the existing Series I shares of the BMO In-Retirement Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund, and BMO Target Retirement 2050 Fund into Series R6 shares of the same Classes (the “Series I Conversion”); and (ii) liquidate and terminate the existing Series I shares of the BMO Target Retirement 2015 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2045 Fund, and BMO Target Retirement 2055 Fund (the “Series I Liquidation”).

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a)              The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class

BMO Large-Cap Value Fund	Series Y	Indefinite
BMO Mortgage Income Fund	Series Y	Indefinite
BMO Mid-Cap Growth Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Short-Term Income Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Mid-Cap Value Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
BMO Small-Cap Growth Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO TCH Core Plus Bond Fund	Series Y	Indefinite
BMO TCH Corporate Income Fund	Series Y	Indefinite
BMO Ultra Short Tax-Free Fund	Series Y	Indefinite
BMO Pyrford International Stock Fund	Series Y	Indefinite
BMO Short Tax-Free Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite
BMO In-Retirement Fund	Series Y	Indefinite
BMO Target Retirement 2020 Fund	Series Y	Indefinite
BMO Target Retirement 2030 Fund	Series Y	Indefinite
BMO Target Retirement 2040 Fund	Series Y	Indefinite
BMO Target Retirement 2050 Fund	Series Y	Indefinite
BMO Target Retirement 2015 Fund	Series Y	Indefinite
BMO Target Retirement 2025 Fund	Series Y	Indefinite
BMO Target Retirement 2035 Fund	Series Y	Indefinite
BMO Target Retirement 2045 Fund	Series Y	Indefinite
BMO Target Retirement 2055 Fund	Series Y	Indefinite
BMO Institutional Prime Money Market Fund	Series Y	Indefinite

Institutional Class

BMO Mortgage Income Fund	Series I	Indefinite
BMO TCH Intermediate Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO TCH Core Plus Bond Fund	Series I	Indefinite
BMO TCH Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Monegy High Yield Bond Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO TCH Emerging Markets Bond Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Small-Cap Core Fund	Series I	Indefinite
BMO Alternative Strategies Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite
BMO Global Long/Short Equity Fund	Series I	Indefinite

Class A

BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Core Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO TCH Emerging Markets Bond Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Mortgage Income Fund	Series A	Indefinite
BMO TCH Intermediate Income Fund	Series A	Indefinite
BMO TCH Corporate Income Fund	Series A	Indefinite
BMO TCH Core Plus Bond Fund	Series A	Indefinite
BMO Monegy High Yield Bond Fund	Series A	Indefinite
BMO Alternative Strategies Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite
BMO Global Long/Short Equity Fund	Series A	Indefinite

Class R3

BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite
BMO In-Retirement Fund	Series R3	Indefinite
BMO Target Retirement 2020 Fund	Series R3	Indefinite
BMO Target Retirement 2030 Fund	Series R3	Indefinite
BMO Target Retirement 2040 Fund	Series R3	Indefinite
BMO Target Retirement 2050 Fund	Series R3	Indefinite
BMO Target Retirement 2015 Fund	Series R3	Indefinite
BMO Target Retirement 2025 Fund	Series R3	Indefinite
BMO Target Retirement 2035 Fund	Series R3	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

BMO Target Retirement 2045 Fund	Series R3	Indefinite
BMO Target Retirement 2055 Fund	Series R3	Indefinite
BMO Mid-Cap Value Fund	Series R3	Indefinite
BMO Mid-Cap Growth Fund	Series R3	Indefinite
BMO Small-Cap Value Fund	Series R3	Indefinite
BMO Pyrford International Stock Fund	Series R3	Indefinite
BMO Disciplined International Equity Fund	Series R3	Indefinite
BMO Global Long/Short Equity Fund	Series R3	Indefinite

Class R6

BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO In-Retirement Fund	Series R6	Indefinite
BMO Target Retirement 2020 Fund	Series R6	Indefinite
BMO Target Retirement 2030 Fund	Series R6	Indefinite
BMO Target Retirement 2040 Fund	Series R6	Indefinite
BMO Target Retirement 2050 Fund	Series R6	Indefinite
BMO Target Retirement 2015 Fund	Series R6	Indefinite
BMO Target Retirement 2025 Fund	Series R6	Indefinite
BMO Target Retirement 2035 Fund	Series R6	Indefinite
BMO Target Retirement 2045 Fund	Series R6	Indefinite
BMO Target Retirement 2055 Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Global Long/Short Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite
Premier Class
BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite
BMO Institutional Prime Money Market Fund	Premier Class	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on August 10, 2016 in accordance with Sections 180.1002, 180.1003 and 180.0602 of the Wisconsin Statutes. Shareholder approval was not required for the Series I Conversion under the Articles or applicable law. Shareholder approval was not required for the Series I Liquidation because there are no shares of the affected Series issued and outstanding as of the Effective Time.

Executed this 10th day of August, 2016.

BMO FUNDS, INC.

By:	/s/John M. Blaser
John M. Blaser
President

This instrument was drafted by:

Pamela M. Krill

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

15934600.3

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